Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 14 Copyright © 2001-2023 FactSet CallStreet, LLC 29-Aug-2023 Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Exhibit 99.1

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2023 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Julie Crandall MacMedan Head of Investor Relations, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. David M. Oliver Executive Vice President – Chief Financial Officer and Chief Accounting Officer, Chico's FAS, Inc. ... OTHER PARTICIPANTS Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Jeff Lick Analyst, B. Riley Securities, Inc. Marni Shapiro Analyst, The Retail Tracker Janet J. Kloppenburg Analyst, JJK Research ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to Chico's FAS Second Quarter 2023 Conference Call and Webcast. All participants will be in listen-only mode. Please note that this call is being recorded. I would now like to turn the call over to the company's Head of Investor Relations, Julie MacMedan. Ms. MacMedan, please go ahead. ... Julie Crandall MacMedan Head of Investor Relations, Chico's FAS, Inc. Good morning and welcome to the Chico's FAS second quarter 2023 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments, and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings, and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Certain non-GAAP measures may be referenced on today's call. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page. Now, I will turn the call over to our CEO and President, Molly Langenstein. Molly? ...

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2023 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. Thank you, Julie; and good morning, everyone. We delivered another quarter of strong operating income and earnings performance, consistent with our outlook. Total second quarter year-over-year sales were also in line with our outlook on top of 18.4% growth in the second quarter of last year. On a year-over-year basis, we delivered a net sales increase of 2.1% at Soma, a modest decline at Chico's, and a sequential improvement over last quarter at White House Black Market. For all three brands, full-priced sales remained healthy and we attracted new customers and gained market share. Total company average dollar spend and units per transaction increased. We expanded average unit retail at both Chico's and Soma as apparel customers continued to buy head-to-toe dressing and our intimate customers responded to innovative new products. Let me provide some highlights for the quarter. We delivered adjusted earnings per diluted share of $0.28 and operating income of 8.5%. This performance was driven by solid gross margin and continued expense management. Our diverse brand portfolio delivered total sales of $545 million and a two-year stacked comparable sales increase of 16.5%. In fact, we were just recognized by NRF as the ninth fastest growing retailer in 2022. Soma's comparable sales were down 0.5% versus last year's second quarter. This marked a sequential comparable sales improvement over the last four consecutive quarters, and an 870-basis-point increase year- over-year. Product innovation and discipline drove year-over-year growth in AUR, spend for customer, gross margins and profitability. New unlined and strapless bras along with panties and sleepwear continued to outperform last year. Chico's posted a 2.5% comparable sales decline with a 27% two-year stacked growth. Customer continues to respond to innovation and our elevated product offerings – from casual to dressy style – and remain focused on head-to-toe dressing. Chico's gained sales momentum in the quarter, which has continued into August. White House Black Market comparable sales fell 5.7%, a 230-basis-point improvement over last quarter, and were up 26% on a two-year stacked basis. Customers continued to respond to our new fabric innovations in fashion offerings and also focused on complete outfits. As we mentioned last quarter, our fashion inventory levels were depleted due to high demand. The second quarter was a transition quarter. And as we entered the fall season, our inventory levels are more in line with demand and should drive a back-half trend change. Our brands continued to take market share during the quarter. According to Circana, Chico's and White House Black Market took share for customers 45-plus with household income of over $100,000. Soma substantially outpaced the market and gained share with customers 35-plus with household income over $100,000. Our innovative product pipeline, strategic marketing, and valuable loyalty programs continue to drive more customers to our brands. Over the prior 12 months, multichannel customer count, total customer count, and spend per customer were up, indicating the long-term health and opportunity of each brand, and demonstrating the quality and strength of our customer file. Our customers are more focused on fashion, elevated products and newness rather than value and pricing. We ended the quarter with total inventory down 11% and on-hand inventory down 0.3%, appropriately positioned entering the second half of the year.

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2023 FactSet CallStreet, LLC We began the fall season with fresh inventory, with new fall inventory up 12% and spring and summer inventory down 12% versus last year. We see customers responding to our trend-right product in August. We further strengthened our balance sheet, ending the quarter with $151 million in cash and total liquidity of $386 million with only $24 million of debt. Let me give you a brief update on each of our four strategic pillars. First, we are customer-led, with each of our brands connecting with customers through three robust platforms – stores, digital and social. All three work in tandem to provide our customers the very best experiences, drive engagement, and propel long-term profitable sales growth. Our stores are community destinations that allow our stylists and bra experts to showcase our products and share their knowledge and enthusiasm, driving sales and brand loyalty. Stores are also key to enrolling customers in our important loyalty programs. Digital is the hub for all of our product offerings and often the first impression of our brands. Our skilled social stylists expertly connect customers to our brand and drive growth within both the store and digital channels. Social stylists are gaining traction, with sales per stylist growing month after month. We continue to attract new customers to each brand. In the second quarter versus last year, new Chico's FAS customers grew 7% with increases over 13% at Chico's, almost 6% at White House Black Market and 4% at Soma. This is important as our customers' tenure is long, almost 12 years at Chico's, 9 years at White House Black Market and 6 years at Soma. We have an active and engaged customer base. For the rolling 12-month period, total customer count grew 1% and spend per customer was up 3%. We continued to focus on growing multichannel customers, who spend more than 3 times single-channel customers. And this group grew nearly 3% over the last 12 months. These metrics demonstrate the overall health and appeal of our brands. Next, we are product-obsessed. At each brand, customers continued to respond to our elevated fashion and solution-oriented product, demonstrating that product enhancement and our constant pipeline of innovations are moving the brand forward. Customers are selective and they appreciate higher quality and are receptive to paying for value and our beautiful solutions. Chico's generated higher year-over-year AUR in the quarter, largely driven by elevated product offerings in casual to dressiness, accessories and our popular franchises like our Travelers Collection, no-iron shirt and solution bottoms. Customers in Chico's continue to buy complete outfits, and early fall selling indicates that customers are responding to our on-trend assortment like new wider leg proportions and bottom. At White House Black Market, head-to-toe sales resulted in higher year-over-year ADS and UPTs in the quarter. Customers are continuing to respond to new fabrications introduced last season. And we experienced momentum in casual to career dressing with both coordinating jackets and bottoms growing year-over-year. These categories will be especially key in the fall season. And we are pleased with early fall fashion selling. At Soma, ADS, AUR and UPT rose during the quarter as customers responded to product innovation and launches, including newness in strapless and unlined bras, stretch lace panties and shapewear. Sleepwear was also strong for the quarter and will be even more important for the fall and holiday selling period. We continue to be very disciplined on promotions, with gross margins improving over last year. And as we head into fall, inventories in Soma are appropriately balanced. We are digital-first, leveraging technology to engage and deliver exceptional experiences to our customers across brands and channels.

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2023 FactSet CallStreet, LLC For the last 12 months, digital sales represented 41% of total company revenues. Each digital touch point including our customized digital styling tools, My Closet, StyleConnect and our mobile apps inspire the customers to find solutions and build her wardrobe across brands. We continue to offer more personalized digital experiences and leverage our digital tools to drive customer engagement, enhance our loyalty program and grow our multichannel customer base. The utilization of My Closet grew 14% over last year and conversion is 6 times the site average. In addition, we are strategically leveraging the unique customer files in each of our brands to grow customers across brands. We experienced year-over-year growth with our shared customers expanding 5% over the quarter. Our apps have received over 1 million downloads. Our most loyal customers are using the app and convert at 3 times the site average. Our redesigned loyalty programs, launched one year ago, continue to top our expectations in customer sentiment, redemption rate, and shopping frequency. Nearly 90% of our apparel customers and nearly 80% of Soma customers are enrolled in the new programs. These customers generate the vast majority of our revenues and drive higher UPTs and AURs. And the majority of new customers are enrolling in the programs as well. We are re-platforming each of our websites, beginning with White House Black Market this fall, with the others to follow soon after. Improvement in site experience and conversion should generate future tailwinds for digital growth. We continue to make digital investments, in marketing, attribution and search, personalization and order management, allowing us to better target our marketing dollars. In addition, we are investing more in upper funnel marketing strategies to continue to fuel new customer growth. And lastly, we strive to be operationally excellent, diligently focusing on managing our inventory, cost of sales, expenses and real estate, generating healthy cash flow and delivering a strong bottom line. And we continually work to drive efficiencies and reduce expenses in our sourcing, logistics, and operational areas. Now, I'll turn the call over to Chief Financial Officer, David Oliver, to update you on our financial performance. David? ... David M. Oliver Executive Vice President – Chief Financial Officer and Chief Accounting Officer, Chico's FAS, Inc. Thank you, Molly; and good morning, everyone. As a reminder, certain numbers I will discuss today are non- GAAP adjusted numbers. We delivered another profitable quarter with strong overall top line and gross margin performance and disciplined expense management. We also generated strong free cash flow, while continuing to invest in our long-term growth strategies. For the quarter, we generated adjusted diluted EPS of $0.28, compared to $0.34 in last year's second quarter. Total sales of $545 million were down 2.4% from last year, and down 3% on a comparable sales basis. This performance was consistent with our outlook and is on top of a 19.5% comparable increase last year, representing two-year stacked growth of 16.5%. Overall, average dollar sale and units per transactions increased, offset by a decrease in transaction count. By brand, Soma was the leading performer for the quarter, posting a 2.1% net sales increase and a 0.5% decline on a comparable basis, marking the brand's fourth consecutive quarter of sequential trend improvement. Comparable sales decreased 2.5% at Chico's and 5.7% at White House Black Market, both on top of a nearly 30% increase on a two-year stacked basis. Gross margin of 39.8% exceeded our outlook and compared to last

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2023 FactSet CallStreet, LLC year's higher rate of 41.4%. The current year rate is healthy normalized margin, indicative of steady inventory flow and normalized markdowns. SG&A expenses totaled $170 million, or 31.3% of sales, compared to $173 million, or 31% in the prior year. We are disciplined and thoughtful in managing expenses, and we will remain lean while strategically investing in areas like marketing and store payroll to support customer growth, store productivity and top line growth. The current year SG&A rate deleverage was primarily a function of sales. All three brands contributed to our consolidated operating income of $46.5 million, or 8.5% of sales. We generated $55.5 million of EBITDA for the quarter, or 10.2% of net sales, indicative of our ability to generate strong cash flow to support our strategic plans and ongoing investment growth. Now, let me turn to our balance sheet. Our cash position, total liquidity, and operating cash flow remain very strong, providing us with flexibility to manage the business, make investments to further propel growth and return excess cash to shareholders. We ended the quarter with $151 million of cash and total liquidity of $386 million, which includes capacity on our multi-year committed credit facility, with only $24 million of debt – our debt-to-EBITDA ratio on a trailing 12-month basis was less than 0.2 times. At quarter end, inventory totaled $300 million compared to $339 million last year. The 11% decline primarily reflects a return to normalized supply chain conditions that resulted in significantly lower in-transit inventories. On-hand inventories were down 0.3%. Now let's shift our focus to real estate. We believe our fleet is well-positioned to deliver incremental growth and profitability going forward. And we are continually working to optimize our portfolio. This year, we've completed the upgrade of nearly 60 Chico's boutiques, which, in the aggregate, are meaningfully outperforming the remainder of the store base. For Soma, we expect to open a total of three stores this year, and are actively looking for additional locations, should the right opportunities develop. In the aggregate, the 27 Soma stores opened mostly in the third and fourth quarters of last year continue to outperform and should provide a digital halo and be a boost to comparable sales this fall season. We closed net 11 stores in the first half of the year. Closing underperforming locations has been accretive to our P&L. And due to our strengthened financial position, we have been able to negotiate longer-term new and renewed leases, with more favorable terms in more desirable locations. We ended the second quarter with 1,258 boutiques. Now, let me provide our updated outlook for fiscal 2023. On top of our 18% total company sales increase in fiscal 2022 and accounting for our first half performance, we are now planning for fiscal 2023 revenues to be flat to up in the low-single-digit range compared to last year. This would imply two-year net sales growth of 18% to 20%. For the second half of the year, we expect improving trends over the second quarter for each of our brands as we are seeing customers respond to our fresh fall assortments. The third quarter will continue to be a transition period for White House Black Market, but we expect fourth quarter trends will rebound. We will continue to manage expenses and expect cash flow to remain strong as we invest in our long-term growth plan. We will also make prudent investments in our business that will drive traffic, conversion, customer growth, and revenues across all channels for many years to come. Our planned capital expenditures for fiscal 2023 are expected to total between $75 million to $85 million, inclusive of cloud-based investment. As our cash flow and EBITDA remain very strong, we expect our financial position to

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2023 FactSet CallStreet, LLC continue to strengthen. In addition to funding strategic investments and reducing debt, cash flow will allow us to navigate the macroenvironment. So for the third quarter, we expect total sales of $505 million to $525 million, gross margin rate in the 38.5% to 39% range, SG&A rate in the 35.1% to 35.6% range, and effective tax rate of approximately 29%, and diluted EPS of a $0.08 to $0.12. For the full year, which consists of 53 weeks, we now expect total sales of $2.145 billion to $2.175 billion, gross margin rate in the 38.5% to 38.8% range, SG&A rate in the 33% to 33.3% range, an effective tax rate of approximately 26% and diluted EPS of $0.66 to $0.74. Looking ahead, we are optimistic about the green shoots we are seeing in August, and are well-positioned to adjust and react to this ever-changing environment. As always, we are focused on controlling what we can control: our inventory assortments, balance sheet, and expenses. We continue to make progress on our key strategic initiatives and investments – in digital, technology, and stores to deliver long-term top and bottom line growth. Now, I'll turn the call back over to the operator. Operator? ... QUESTION AND ANSWER SECTION Operator: At this time, we will be happy to take your questions [Operator Instructions] Today's first question comes from Dana Telsey at Telsey Group. Please go ahead. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Hi. Good morning, everyone. Molly, as you mentioned regarding inventory and prepared for trend change, can you expand on that, what that could mean for the fourth quarter by brand? And could you talk a little bit about on the puts and takes of the gross margin, whether it's freight, whether it's raw material cost, how you're positioning as we go through the back half of the year? And just lastly, on the exit rate of the second quarter into the third, what changed versus the second quarter by brand? What do you think? Thank you. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Thank you, Dana. We did deliver another quarter of strong sales performance. Full price sales were healthy, and each of our brand attracted new customers and gained market share. We believe we have compelling momentum as we enter the back half. In regards to inventory, we ended the quarter with total inventory down 11% and our on-hand inventory was down 0.3%, which is appropriately positioned as we enter the back half of the year. What I mentioned on the call is the complexity of our inventory, as we entered fall is fresh in terms of fall forward product. So Q2, our spring and summer inventories ended at down 12% to last year and our new fall fresh inventories were up 12%. So we have a very healthy position in terms of new regular price, and no liability

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2023 FactSet CallStreet, LLC inventory as we enter the third quarter. We believe that our back half inventories are planned to fuel our outlook in terms of sales for the quarter. When I look at it by brand, I feel very well-positioned in terms of the categories that the customers responded to. What we started to see in Chico's, in particular, in the second quarter is that she shifted into the proportion shift in sportswear very quickly, buying more wider leg bottoms, shorter length of proportions in jackets and tops, and this is where we made our investments in the third quarter and in the back half. So we're very encouraged by that trend change in terms of silhouettes and what we're seeing in early August. That also bodes well in terms of White House, where we started to see that same proportion shift, and in particular, she was buying casual jackets and matching fabrication back to casual pants in that same proportion shift, which, again, is where our inventories are moving as we move into the back half of the year. And Soma has been continuing on the innovation in terms of bras and panties, and we're encouraged by the selling that we're seeing in the shift and trend change we started to see later in July and into August in terms of pajamas which bodes well for the fourth quarter. So we feel well-positioned in the categories that are trending and also the complexity of our inventory in terms of freshness. David? ... David M. Oliver Executive Vice President – Chief Financial Officer and Chief Accounting Officer, Chico's FAS, Inc. A Sure. Thanks, Dana. With respect to the puts and the takes on gross margin in the second quarter, the pluses – on the plus side, we really had 30 basis points from corporate savings. Our minuses included 70 basis points associated with occupancy costs related to investments in our stores and extending our lease terms, which will pay dividends in the future. We also had a net 40 basis points related to supply chain, and that reflected higher raw materials partially offset by lower freight. In addition, there was 70 basis points from a normalized semi-annual sale at White House. And those are really recaptured. But looking for the outlook for the balance of the year – this is second part of your question, we did adjust our outlook to reflect the first half results. And for the year, we are now seeing a flat- to low-single-digit top line growth and moderate gross margin contraction along with some SG&A deleverage. But we have made tremendous strides in our operating performance and we believe our path ahead is clear and our strategy is the right one. ... Dana Lauren Telsey Analyst, Telsey Advisory Group LLC Q Thank you. ... Operator: Thank you. And our next question today comes from Jeff Lick with B. Riley Financial. Please go ahead. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q Hi, guys. Could you give an update on the outlet trends? I know there was some softness as you exited Q1; curious how that progressed in Q2. And then also, Molly, could you talk – I know you're pretty encouraged about the reactivation of customers, could you give an update there and how that stands? ...

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2023 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Absolutely. Thank you, Jeff. In terms of outlet, yes, we definitely did see the outlet business, in particular, in stores rebound in the second quarter. We did still see some softness in digital, in the outlet business, but that's a much smaller penetration and encouraged that the footfall and conversion in the outlet centers was positive and a good trend change. In terms of loyalty and what we're seeing in the complexity of the consumers, the reactivation of customers and the active customers, as well as reactivated and existing and new will change over time, because we've been reactivating customers mostly last since the pandemic. That is still a strong number. We've shifted a lot of our investments into upper funnel marketing to continue to feel new. And that really is a long-term health of continuing to make sure that we're fueling the file. So we're very encouraged by what we're seeing in responses to new customer with the new customer growth being up in all three brands and continue to be able to drive that newness for consumers to be able to stay with us, because you know once we get a new customer, they stay with us for a long tenure time. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q Great. And then, on Soma, you were pretty optimistic with some different internal stacks underneath the surface than what you were seeing. I'm just curious how that evolved in Q2 as well? ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Yeah. In Soma, we are very encouraged; one, there is a tremendous growth in terms of the margins. We've been very controlled in how we've been managing the business for the last year. And the fact that we took significant market share in this area bodes well for the strategy and how the customer is responding to our product. So we continue to see strength in bras and panties. And we had a resurgence in the second quarter in our apparel categories and sleepwear. And that big season is in front of us as we enter into Q4. So we feel we have a very balanced position in terms of what the customer is responding to. And also, a very healthy balance in terms of promotion that will not only return sales, but also margin. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q And then, just lastly one quick – I'm just curious to get your point of view, you've been at this business for a while with the transition from first half to second half. I'm just wondering this year relative to others, are there any – how do you see the fashion trends? Are there any trends relative to that that will drive business more or less in a typical year. I'm just curious to your point of view there relative to your experience. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Yes. Anytime you have a proportion change, it is always very good for business. So we put wider leg bottoms into our assortment, we tested it last year in the Q4 time period, got a good response from consumers and started to have that trickle into our assortments in the latter half of Q2. We went strong after the categories, because consumers just hadn't bought wide legs very, very long time. So we have many new fabrications that are in that wide leg proportion, and that drive every other purchase to change.

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2023 FactSet CallStreet, LLC So she needs a smaller proportion top. She needs a less volume shirt and T-shirt. She needs a more controlled volume in terms of a jacket or shorter proportion. She needs a different pair of shoes, her jewelry shift to be more away from the neck and more to the ears. So all of that is – we're very encouraged when there's a trend change. And if you go into our stores today, you'll see the assortments reflect that, and that gives us the compelling momentum as we enter into the back half of the year. ... Jeff Lick Analyst, B. Riley Securities, Inc. Q Awesome. Congratulations and look forward to catching up. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Thanks, Jeff. ... Operator: Thank you. And our next question today comes from Marni Shapiro with Retail Tracker. Please go ahead. ... Marni Shapiro Analyst, The Retail Tracker Q Hey, guys, congratulations. And I am blown away by how beautiful Chico's looks at the start of the fall season. So congratulations on that. If you could remind just diving into little bit on Soma and White House on a couple of things. You've touched a little bit on Soma – I think, Molly, you just said that you saw resurgence in apparel and sleep in the second quarter. So I'm assuming that bodes very well for the back half of the year. Could you just dig into that a little bit? And what should we expect in the back half of the year as that build goes into holiday? And then, the dress business at White House was a bit of an issue in the back half of last year. So I'm curious if you feel comfortable with the assortments today, what the balance looks like, are you still playing catch-up there until you head to the back half of the year? I know you're still playing catch-up on fashion there. Does that include the dresses? ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Yeah. Thank you, Marni. So to start with Soma, and I feel very good about the sleepwear business. It is diversified in fabrication as we enter the back half of the year, which we have not had that sort of balance before – we tested some fabrications. And you'll see not only our strong franchise of Cool Nights continue, but also some other fabrications for different consumers for a more diversified approach. I also feel very good about the color expression and the print expression of the brand. And anxious to get of your point of view as we enter into that strong Q4. So feel very good about the balance there between – I think our bra assortment in particular between strapless, push-up bras, we have expanded sizes, we've added to the franchise of Bodify. So there's many different profile bras in that franchise. And then, there's also a new proportion change that's actually happening in bras as well to a more natural shape, which you're finding online and then just bring it all home, we have a very balanced panty franchise business. Two years ago, you couldn't find a thong in our assortment, and we have a very robust thong business today and a

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2023 FactSet CallStreet, LLC diversified assortment. So we feel very strong about the balance and the position for the back of the year for Soma. As it relates to White House Black Market, we are in a very good strong position in terms of our suiting. So you can now come in and be assured that you will find your size and we have the assortment in terms of our pants and our jackets. So each one of our proven silhouettes and proven fabrications is in a great stock position. We are now complementing that with the fashion assortment. We are at the ratio that we wanted to be at now, meaning, right now, at the end of August. And I think that will continue to give us dividends as we go into the back half. As it relates specifically to dresses, the dress business overall in Chico's and in White House, we expect it to continue in Q2 and it softened. So not only dressy dresses, the casual dresses, she quickly moved to this new proportion in sportswear, and you see that in our head-to-toe dressing and how the consumer was putting herself together. So we don't have inventory carryover issues as we move into fall. And the good thing is that she bet on sportswear and we have the sportswear inventory that she is looking for as we move into the back half. ... Marni Shapiro Analyst, The Retail Tracker Q That's great. And can I just do one follow-up on this? I'm just curious if you're seeing any change in the way your shopper is purchasing. It seems like they're healthy across all metrics that you've called out. Is it different in the outlets versus your full line stores? Are you seeing your customer wait to purchase on sale at all? Or you're really just – she's more fashion-sensitive than she is price-sensitive right now? ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A I'd say, right now, she is responding to loyalty in the most consistent way that when you look across our four tiers and you look at the behavior of our consumers, we are seeing consistency in her frequency, but honestly, a little overwhelmed by how amazing she is in terms of how often she comes back in her frequency. So the new loyalty program now one year – one year or once a year ago, we believe, is continuing to top our expectations and customer sentiment, redemption rate, and frequency. And the fact that nearly 90% of our apparel customers and 80% of Soma are enrolled in these new programs that was a bigger push for us to be able to get her into the new program because she had to enroll into the program in addition to our store line people are doing a fantastic job of enrolling now all of our new customers into these programs as well. So how I would look at that, Marni, is that what we're seeing from a consumer standpoint that the most important conversion is happening in stores, because she is being able to put this new proportion together when she is helped by a consumer, and it is the easiest conversion point to be able to do that, so that she has someone to help her put herself together head-to-toe. ... Marni Shapiro Analyst, The Retail Tracker Q Great. Thanks guys. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2023 FactSet CallStreet, LLC Thank you, Marni. ... Operator: Thank you. And our next question today comes from Janet Kloppenburg with JJK. Please go ahead. ... Janet J. Kloppenburg Analyst, JJK Research Q Hi, everybody. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Good morning, Janet. ... Janet J. Kloppenburg Analyst, JJK Research Q Hi. I started on a little bit late, Molly. Can you talk a little bit about what's going on at White House Black Market? Did it meet your expectations for the second quarter? And if not, what does that look like as we move into the back half? I could hear you say that the repositioning will continue in the back half of the year. So I'd love to learn more about that. And I also wanted to hear about the promotional environment in the intimates business, because I hear it's been pretty challenging. But it sounds like you guys are doing well. So maybe you could talk me through some of those metrics as well. Thank you. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Great. Thank you, Janet. As it relates to White House Black Market, we did see sales improve sequentially from Q1 with down 5.7% versus the 8% decrease in Q1. And that was on top of the 31.9% in terms of a two-year stack. We did see the stores outpace digital. And that really goes back to being able to put on the consumer in White House head-to-toe together and be able to make sure that she is leaving with coordinating pieces – whether they would be knits or blouses or some of new yarns and sweaters put back to suiting, and responding in terms of being able to put that together. Our inventory levels have been heavy – and meaning, as a percentage, in basics and we are at that proportion that we would like to be in ratio between fashion and basics now in August. So we're well-positioned as we move into the back half of the year. And we are pleased with the early fall selling that we're seeing in fashion in August in the White House brand. In terms of promotionality and the promotional environment, we continue to manage our overall business with hard markdowns versus POS across categories. We do not want to go back to the days where the entire brand was promoted at one time. We believe in our product, we don't need to be able to do that for consumers. But we continue to be able to look at strategic category promotions, whether it'd be knit T-shirt, or items that we have planned into the business. We did that for Q2 and we'll have that for the back half of the year as well, and they are planned into the business. So in terms of intimate, specifically, the category on a macro standpoint is somewhat – we are seeing from Circana data is a – have a little less demand today, and so we believe that having the right assortment and remaining less promotional and making sure that we are offering the consumer the right balance assortment and

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2023 FactSet CallStreet, LLC talking to her regularly through our loyalty program is the best approach. And we're seeing that in our market share gains that we've had continually quarter-over-quarter and then particularly in the second quarter. So that's how we're going to continue to manage the Soma intimate business. ... Janet J. Kloppenburg Analyst, JJK Research Q Would you say that overall for Chico's and White House that there was a trend – I heard you talk a lot about silhouettes, but is there a trend back towards casual after the sort of catch-up on dress-up and wear-to-work? ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A No. I'm not seeing it defined as casual or dressy. It's really the proportional change that's happening. So she is buying this proportion change, both for dress-up-career, as well as we're seeing embellished items and things that have three-dimension. So I'm not seeing it in the bucket of casual or career, it's really just a proportion shift, Janet, that we're seeing, which is great. ... Janet J. Kloppenburg Analyst, JJK Research Q So you think that balance of casual to dress-up – maybe you could give me sort of a historical outlook on that, because we know that dress-up got very strong last year, and how do you see it this year compared to last year? ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Yeah. I think most important is the ability to be able to have her facility in the wardrobe. And I think a woman today wants all of her pieces to be able to be multi-duty. And we try to show that expression in our marketing that here is a great new wide leg and here is how it looks with the fantastic booty, here is how you can wear it with the fantastic sneaker, or here is what it looks like with a strappy heel, and how that same item can translate into many multiple wearing occasions. And that to me is the most important to get that versatility across the consumers, and then it's not a one single use item, but it is items that can be worn across. So if you want to dress it up, you can with accessories or heels. If you want to dress it down, you can do the same thing by taking off some accessories without changing your shoes. So that's our focus to be able to make sure that we're taking care of all of her wearing occasion. ... Janet J. Kloppenburg Analyst, JJK Research Q Okay. Great. Thanks so much. ... Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. A Thank you, Janet. ... Operator: Thank you. This concludes our question-and-answer session. I will now turn the call back over to Molly Langenstein for any closing remarks. ...

Chico’s FAS, Inc. (CHS) Q2 2023 Earnings Call Corrected Transcript 29-Aug-2023 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2023 FactSet CallStreet, LLC Molly Langenstein Chief Executive Officer, President & Director, Chico's FAS, Inc. Thank you. And before I close, I'd like to thank our outstanding stores team for continuing to drive loyalty and create memorable experiences. I also want to thank our digital team and our technology team for their incredible tenacity and dedication as they work to re-platform each of our digital sites, which will position us for long-term growth. We continue to deliver strong results and generate meaningful cash flow. We believe we are well-positioned for the fall season and are beginning to see a trend change in our business. Our steadfast focus on our brand strategy and our four strategic pillars give us confidence in achieving our long-term financial targets and further enhancing our operating performance, strengthening our balance sheet, and increasing shareholder value. Thank you for your interest and time. We look forward to speaking with you again during our third quarter conference call. ... Operator: Thank you. This concludes today's conference call. We thank you all for attending today's presentation. You may now disconnect your lines and have a wonderful day. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information p urposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this i nformation do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON -INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR RE VENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT M ATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2023 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.